UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2010

Crescent Financial Corporation
(Exact name of registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 High House Road, Cary, NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (919) 460-7770

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 29, 2010 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.06. Material Impairments.

On January 29, 2009, the Executive Committee of the Board of Directors of Crescent Financial Corporation voted unanimously to approve a goodwill impairment charge of $30,233,049 effective December 31, 2009. The goodwill was created from the prior acquisitions of two financial institutions; one in 2003 and the other in 2006. As the impairment charge was of an amount equal to 100% of the goodwill asset, no further impairment or cash expenses are expected to arise from the impairment.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 29, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crescent Financial Corporation (Registrant)
January 29, 2010 (Date)	/s/ MICHAEL G. CARLTON Michael G. Carlton President and Chief Executive Officer

Exhibit Index
99.1	Press release dated January 29, 2010